SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement

[  ]     Confidential, for use of the Commission only (as permitted by
         Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[  ]     Definitive Additional Materials

[  ]     Soliciting Material Pursuant toss.240.14a-11(c) or 240.ss.14a-12

                            First Banks America, Inc.
                            -------------------------

                (Name of Registrant as Specified in Its Charter)
                ------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         (1)   Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------
         (2)   Aggregate number of securities to which transaction applies:

               -----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               -----------------------------------------------------------------

         (4)   Proposed maximum aggregate value of transaction:
                                                                ----------------

         (5)   Total fee paid:
                              -------------------------------------------------
[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:
                                         ---------------------------------------
         (2)      Form, Schedule or Registration Statement No.:
                                                               -----------------
         (3)      Filing Party:
                               -------------------------------------------------

         (4)      Date Filed:
                               -------------------------------------------------

                                 JOHN S. DANIELS
                                 ATTORNEY AT LAW
                    6440 NORTH CENTRAL EXPRESSWAY, SUITE 503
                               DALLAS, TEXAS 75206
                                 (214) 368-9405



                                   May 7, 2001



Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549


         Re: First Banks America, Inc. ("Registrant") definitive proxy materials for Annual Meeting of Stockholders on May 30, 2001

Gentlemen:

         Enclosed on behalf of my client, the Registrant, are copies of the definitive Proxy Statement and form of proxy relating to the Annual Meeting referenced above, in the form that such materials are first being mailed to the Registrant's stockholders on May 7, 2001. Also enclosed with this filing is a
Schedule 14A Information Sheet setting forth certain required information.

         Three copies of the definitive Proxy Statement and form of proxy are being filed with the New York Stock Exchange, the only national securities exchange upon which securities of the Registrant are listed and registered.

         Please contact the undersigned at (214) 368-9405 if you require any additional information regarding this filing.

                                                     Sincerely,


                                                     /s/ John S. Daniels
                                                     -------------------
                                                         John S. Daniels

                            First Banks America, Inc.
                                135 North Meramec
                             Clayton, Missouri 63105

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       To Be Held Wednesday, May 30, 2001

To the Stockholders of First Banks America, Inc.:

         Notice is hereby given that the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of First Banks America, Inc., a Delaware corporation, will be held at 135 North Meramec, Clayton, Missouri, on Wednesday, May 30, 2001 at 4:00 p.m., local time, for the following purposes:

                  (1) To elect seven directors to serve until the next Annual Meeting and until their successors have been duly elected and qualified; and

                  (2) To transact any and all other business as may properly be presented at the meeting and any adjournment(s) thereof.

         The Board of Directors has fixed the close of business on April 27, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof. The stock transfer books will not be closed. A list of stockholders entitled to vote at the meeting will be available for examination at our main office for ten (10) days prior to the meeting.

         You are cordially invited to attend the Annual Meeting. However, whether or not you plan to be present, you are urged to promptly mark, sign, date and return the accompanying proxy in the enclosed, self-addressed, stamped envelope, so that your shares may be voted in accordance with your wishes.

         Your proxy will be returned to you if you should request such return in the manner provided for revocation of proxies on page 2 of the enclosed Proxy Statement. Your prompt response will reduce the time and expense of solicitation.

                                          By Order of the Board of Directors,



                                          /s/ Allen H. Blake
                                          -----------------------------------
Clayton, Missouri                             ALLEN H. BLAKE
May 7, 2001                                   Secretary

                            First Banks America, Inc.
                                135 North Meramec
                             Clayton, Missouri 63105

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 30, 2001

                           --------------------------

                    SOLICITATION AND REVOCABILITY OF PROXIES

         This Proxy Statement is being furnished to stockholders of First Banks America, Inc., a Delaware corporation ("FBA" or the "Company"), in connection with the solicitation by our Board of Directors of proxies to be voted at the 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, May 30, 2001, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders, and at any adjournment(s) thereof. This Proxy Statement and the enclosed form of proxy are first being mailed to the stockholders on or about May 7, 2001.

         The accompanying form of proxy is designed to permit each holder of our common stock, par value $.15 per share ("Common Stock"), (1) to vote for or withhold voting for any or all of the seven nominees for director listed on the proxy; and (2) to authorize the named proxies to vote in their discretion with respect to any other proposal properly presented at the Annual Meeting.

         As of April 27, 2001, the record date for determining the stockholders entitled to vote at the Annual Meeting (the "Record Date"), there were 12,068,603 shares of voting stock outstanding, consisting of 9,568,603 shares of Common Stock and 2,500,000 shares of Class B Common Stock. 8,741,350 of the outstanding shares of Common Stock and all of the outstanding shares of Class B Common Stock are owned by First Banks, Inc., a Missouri corporation ("First Banks"). Each share of Common Stock and of Class B Common Stock is entitled to one vote in the election of each director. By virtue of its ownership of the Common Stock and Class B Common Stock referred to above, First Banks controlled 93.1% of all shares entitled to vote at the Annual Meeting as of the Record Date.

         First Banks is owned by trusts created and administered by and for the benefit of James F. Dierberg and members of his immediate family. Mr. Dierberg is the Chairman of the Board, Chief Executive Officer and President of FBA. Mr. Dierberg is also Chairman of the Board and Chief Executive Officer of First Banks. Our other executive officers and directors were the record holders of 35,738 shares of Common Stock as of the Record Date.

         When a stockholder's proxy specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no such specification is made, the accompanying form of proxy will be voted at the Annual Meeting and any adjournment(s) thereof FOR the election of the nominees listed herein under the caption "ELECTION OF DIRECTORS" and at the discretion of the proxies on any other business properly presented at the Annual Meeting and any adjournment(s) thereof.

         We encourage your personal attendance at the Annual Meeting, and execution of the accompanying proxy will not affect your right to attend the Annual Meeting and to vote in person. Any stockholder giving a proxy has the right to revoke it by giving written notice of revocation to the Secretary of the Company at our principal executive offices at any time before the proxy is voted, or by executing and delivering a later-dated proxy, or by attending the Annual Meeting and voting his or her shares in person. No such notice of revocation or later-dated proxy, however, will be effective until we receive it at or prior to the Annual Meeting. Such a revocation will not affect a vote on any matters taken prior to our receipt of the revocation. Simply attending the Annual Meeting will not revoke a proxy.

         The total cost of the solicitation of proxies pursuant to this Proxy Statement will be borne by the Company. Proxies may be solicited by our directors, officers and employees without special remuneration. We will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries who forward soliciting material to the beneficial owners of shares of Common Stock entitled to vote at the meeting for their out-of-pocket expenses. In addition to the mails and other delivery services, we may solicit proxies by personal interviews, telephone or other methods.

         We previously mailed our Annual Report to Stockholders covering the fiscal year ended December 31, 2000, including audited consolidated financial statements, to our stockholders. The Annual Report does not form any part of the proxy solicitation material. You may obtain an additional copy of the 2000 Annual Report to Stockholders without charge upon written request to Allen H. Blake, Secretary, First Banks America, Inc., 135 North Meramec, Clayton, Missouri 63105.

         We currently have one subsidiary bank, First Bank & Trust, which is the successor to our bank in Texas and several different banks that we owned in California. In this Proxy Statement, when we use "First Bank & Trust," we are referring to our current bank subsidiary and its predecessors in Texas and California.


                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

General

         Only holders of record of outstanding shares of Common Stock and Class B Common Stock as of the Record Date are entitled to notice of, and to vote, in person or by proxy, at the Annual Meeting and any adjournment(s) thereof. As of the Record Date, there were issued and outstanding 9,568,603 shares of Common Stock and 2,500,000 shares of Class B Common Stock.

         Holders of shares of Common Stock and Class B Common Stock are entitled to one vote for each share held of record on the Record Date. Holders of Common Stock and Class B Common Stock are permitted to exercise cumulative voting in a contested election of directors. This means that, if there are more nominees for director than positions to be elected, each holder would be permitted to cast as many votes as equals the product of the number of directors to be elected (i.e., seven at the Annual Meeting) times the number of shares held by such holder, and to cast all these votes for one candidate or to divide the votes among two or more candidates in any amounts chosen by the stockholder. First Banks would also have the right to utilize cumulative voting with respect to its shares of Common Stock and Class B Common Stock. The proxy holders authorized to vote in favor of nominees listed herein under the caption "ELECTION OF DIRECTORS" will be permitted to vote cumulatively in the absence of instructions to the contrary.

         The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of voting stock, including the Common Stock and the Class B Common Stock, is necessary to constitute a quorum to transact business at the Annual Meeting and any adjournment(s) thereof.

         On  each  proposed   action,   proxies  marked  as  withheld  votes  or
abstentions and broker non-votes will not be voted but will be treated as present and entitled to vote. Such proxies will therefore have the same effect as votes against the proposed action.

Security Ownership of Management and of Controlling Stockholder

         The following table sets forth as of the Record Date certain information with respect to the beneficial ownership of Common Stock and Class B Common Stock by each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of either class of stock, by each director, by executive officers and by all of our executive officers and directors as a group:


        Title of            Name of Beneficial Owner       Number of Shares and Nature of       Percent of
          Class                                                 Beneficial Ownership              Class
-------------------------- ---------------------------- -------------------------------------- -------------

Class B Stock              First Banks, Inc.                     2,500,000 (1)(2)(3)               100%
                           135 North Meramec
                           Clayton, Missouri 63105

Class B Stock              James F. Dierberg                     2,500,000 (1)(2)(3)               100

Common Stock               First Banks, Inc.                     8,741,350 (1)(2)(3)               91.4

Common Stock               James F. Dierberg                     8,741,350 (1)(2)(3)               91.4

Common Stock               Allen H. Blake                            1,000 (4)                      *

Common Stock               Charles A. Crocco, Jr.                    7,772 (4)                      *

Common Stock               Albert M. Lavezzo                        10,210 (4)                      *

Common Stock               Terrance M. McCarthy                      2,000 (4)                      *

Common Stock               Frank H. Sanfilippo                           0                          0

Common Stock               Ellen D. Schepman                         1,000 (2)(4)                   *

Common Stock               Edward T. Story, Jr.                     10,682 (4)                      *

Common Stock               David F. Weaver                           2,974 (4)                      *

Common Stock               Donald W. Williams                          100 (4)                      *


All executive officers                                             8,777,088 shares              91.7% of
and directors as a group                                             Common Stock              Common Stock
(10 persons)
                                                                                                 100% of
                                                                   2,500,000 shares              Class B
                                                                    Class B Stock                 Stock

--------------------------
* Less than one percent.

(1) The shares shown as beneficially owned by First Banks and James F. Dierberg comprise 100% of the outstanding shares of Class B Stock and 91.4% of the outstanding shares of Common Stock. Each share of Common Stock and Class B Stock is entitled to one vote on matters subject to stockholder vote. All of the shares of Class B Stock and Common Stock owned by First Banks are pledged to secure a loan to First Banks from a group of unaffiliated lenders. The related credit agreement contains customary provisions which could ultimately result in transfer of such shares if First Banks were to default in the repayment of the loan and such default were not cured, or other arrangements satisfactory to the lenders were not made, by First Banks.
(2) The controlling stockholders of First Banks are (i) the James F. Dierberg, II Family Trust, dated December 30, 1992; (ii) Irrevocable Trust of Michael
     J. Dierberg, dated May 1, 1998; (iii) the Ellen C. Dierberg Family Trust, dated December 30, 1992; (iv) James F. Dierberg, trustee of the James F. Dierberg living trust, dated October 8, 1985; (v) the Michael J. Dierberg Family Trust, dated December 30, 1992; and (vi) First Trust (Mary W. Dierberg and First Bank, Trustees) established U/I James F. Dierberg, dated December 30, 1992. Mr. James F. Dierberg and Mrs. Mary W. Dierberg are husband and wife, and Messrs. James F. Dierberg, II, Michael J. Dierberg and Mrs. Ellen D. Schepman are their adult children.
(3) Due to the relationships among James F. Dierberg, Mary W. Dierberg, First Bank and the three adult children of James F. and Mary W. Dierberg, Mr. Dierberg is deemed to share voting and investment power over all of the outstanding voting stock of First Banks, which in turn exercises voting and investment power over the shares of Common Stock and Class B Stock attributed to it in the table.
(4) All of the shares attributed in the table to Mrs. Schepman and Messrs. Blake, Crocco, Lavezzo, McCarthy, Story, Weaver and Williams are owned by them directly.


                              ELECTION OF DIRECTORS

         Our Board of Directors recommends that the stockholders vote to re-elect Messrs. Blake, Crocco, Dierberg, Lavezzo, Story and Williams and Mrs. Schepman as directors, each for a one-year term.

Nominees

         Our Board of Directors consists of seven members, who are identified in the following table which sets forth the information indicated as of the Record Date. Each of the directors was elected or appointed to serve a one-year term and until his or her successor has been duly qualified for office.

                Name                           Age              Director Since
--------------------------------------------------------------------------------
   Allen H. Blake                              58                   1994

   Charles A. Crocco, Jr. (2)                  62                   1988

   James F. Dierberg                           63                   1994

   Albert M. Lavezzo (2)                       64                   1998

   Ellen D. Schepman (1)                       26                   1999

   Edward T. Story, Jr. (2)                    57                   1987

   Donald W. Williams                          53                   1995
-------------------
(1) Mrs. Schepman is the adult daughter of James F. Dierberg; see "Family Relationships."
(2)  Member of the Audit Committee.

         Allen H. Blake has been Executive Vice President of FBA since 1998, its Chief Operating Officer since 1999 and Secretary since 1994; he also served as FBA's Chief Financial Officer from 1994 until 1999. Mr. Blake has been the President of First Banks since October 1999, its Chief Operating Officer since 1998 and its Secretary since 1988. He previously served as Executive Vice President and Chief Financial Officer of First Banks from 1996 until September 1999 and its Senior Vice President from 1992 to 1996.

         Charles A. Crocco, Jr. has practiced law in the New York City area since 1970. He has been Counsel to the law firm of Crocco & DeMaio, P.C., Mount Kisco, New York since April 2000. He previously was Counsel to Jackson & Nash, LLP in New York City from January 1999 until April 2000, Counsel to Crocco & DeMaio, P.C. in 1998, and a Partner in Crocco & DeMaio, P.C. prior to 1998. Mr. Crocco is also a director of The Hallwood Group Incorporated, a merchant banking firm.

         James F. Dierberg has been the Chairman of the Board of Directors, President and Chief Executive Officer of FBA since 1994 and the Chairman of the Board of Directors and Chief Executive Officer of First Banks since 1988. Mr. Dierberg has also been a director of First Banks since 1979 and its President from 1979 until 1992 and from 1994 to October 1999.

         Albert M. Lavezzo has been President and Chief Operating Officer of the law firm of Favaro, Lavezzo, Gill, Caretti & Heppell, Vallejo, California, since 1974. Mr. Lavezzo was the Chairman of the Board of Directors of Surety Bank in Vallejo, California for 15 years prior to its acquisition by FBA in 1997 and is the President of North Bay Exchange Co., Inc.

         Ellen D. Schepman has been a Retail Marketing Officer of First Banks since May 1999. She was a Retail Marketing Specialist with First Bank & Trust from 1997 to May 1999. Prior to 1996, Mrs. Schepman was a full-time student.

         Edward T. Story, Jr. has been the President, Chief Executive Officer and a Director of SOCO International, plc, a corporation engaged in international oil and gas operations, since 1991. Mr. Story is also a Director of Cairn Energy plc and Hallwood Realty Corporation.

         Donald W. Williams has been Senior Executive Vice President and Chief Credit Officer of First Banks since September 2000. He served as Executive Vice President and Chief Credit Officer of First Banks since 1996.

         Although we do not anticipate that any nominee will refuse or be unable to serve as a director, the persons named in the enclosed form of proxy intend, if any nominee becomes unavailable, to vote the shares represented by the proxy for the election of another person or persons nominated or designated by management, unless you direct them in your proxy to do otherwise.

         Assuming the presence of a quorum, the seven nominees receiving the largest number of the votes cast, including those cast by holders of the Common Stock and the Class B Common Stock represented at the Annual Meeting, will be elected as directors. The Company's By-Laws require that any nominations by a stockholder comply with certain procedural and disclosure requirements, including advance written notice to the Secretary of the Company.

Executive Officers

         Our executive officers as of the Record Date were as follows:

         Name                   Age                  Office(s) held
--------------------------------------------------------------------------------
   James F. Dierberg            63           Chairman of the Board of Directors,
                                             President   and   Chief   Executive
                                             Officer.

   Allen H. Blake               58           Executive  Vice  President;   Chief
                                             Operating Officer and Secretary.

   Frank H. Sanfilippo          38           Executive  Vice President and Chief
                                             Financial Officer.

   Terrance M. McCarthy         46           Executive Vice President;  Chairman
                                             of   the   Board   of    Directors,
                                             President   and   Chief   Executive
                                             Officer of First Bank & Trust.

   David F. Weaver              53           Executive Vice President; President
                                             - Texas Region, First Bank & Trust.

         The executive officers were each elected by the Board of Directors to the office indicated.

Committees and Meetings of the Board of Directors

         Three members of our Board of Directors serve on the Audit Committee; there are no other committees of the Board. See "AUDIT COMMITTEE REPORT" for additional information regarding our Audit Committee.

         Board and Committee Meetings. The Board of Directors held six meetings in 2000, including regular and special meetings, and there were four meetings of the Audit Committee. During 2000, all of our directors attended more than 75% of the aggregate of the number of meetings of the Board of Directors and the meetings held by all committees of the Board of Directors on which they served.

Director Compensation

         Each Director who is not an officer of or affiliated with First Banks (Messrs. Crocco, Lavezzo and Story) was paid a fee of $2,000 for each meeting of our Board of Directors attended and a fee of $500 for each committee meeting attended. In addition, each of these individuals was paid a fee of $10,000 for their participation on a special committee of our Board of Directors created during 2000 for the purpose of conducting an independent evaluation of our acquisition of First Bank & Trust. For their services as directors in 2000, Messrs. Crocco, Story and Lavezzo received aggregate fees of $20,000. Mrs. Schepman, who serves as a Retail Marketing Officer of First Banks, but who is not an officer of FBA, also received fees of $8,000 for her services as a director in 2000. Furthermore, Mr. Lavezzo received $6,000 as a member of the Board of Directors of First Bank & Trust.

         Messrs. Crocco, Story and Lavezzo and Mrs. Schepman also participate in the 1993 Directors' Stock Bonus Plan (the "Stock Bonus Plan"), which provides for an annual grant of 500 shares of Common Stock to each such director. Future grants would apply equally to current directors and to any individual who becomes a director in the future. The maximum number of shares that may be issued will not exceed 16,667 shares, and the plan will expire on July 1, 2001. We incurred directors' compensation expense of $36,000 in 2000 in connection with the Stock Bonus Plan.

         None of our directors who are also executive officers of First Banks (Messrs. Dierberg, Blake and Williams) receives any compensation from the Company or our subsidiaries for services as a director, nor do they participate in the Stock Bonus Plan or any of our other compensation plans or those of our subsidiaries. First Banks, of which Messrs. Dierberg, Blake, McCarthy, Sanfilippo and Williams are executive officers and Messrs. Dierberg and Blake are directors, provides various services to us and our subsidiaries for which it is compensated (see "Compensation Committee Interlocks and Insider Participation").

Family Relationships

         Mrs. Schepman is the adult daughter of Mr. Dierberg; except for that relationship, there is no family relationship between any of the nominees for director or our directors or executive officers or those of our subsidiaries.

Certain Relationships and Related Transactions

         First Bank & Trust has had in the past, and may have in the future, loan transactions in the ordinary course of business with our directors or their affiliates. These loan transactions have been and will be on the same terms, including interest rates and collateral, as those prevailing for comparable transactions with unaffiliated persons at the time they were or are made, and they did not and will not involve more than the normal risk of collectibility or present other unfavorable features. First Bank & Trust does not extend credit to our officers or its own officers, except extensions of credit secured by mortgages on personal residences, loans to purchase automobiles and personal credit card accounts.

         Certain of our directors and officers and their affiliates have deposit accounts with First Bank & Trust. It is the policy of First Bank & Trust not to permit any of its officers or directors or their affiliates to overdraw their respective deposit accounts unless that person has been previously approved for overdraft protection under a plan whereby a credit limit has been established in accordance with First Bank & Trust's standard credit criteria.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information regarding compensation earned during the year ended December 31, 2000, and specified information with respect to the two preceding years, by Messrs. McCarthy and Weaver, our only executive officers whose annual compensation in 2000 from the Company and our subsidiaries exceeded $100,000.

         Messrs. Dierberg, Sanfilippo and Blake do not receive any compensation directly from either the Company or our subsidiaries. The Company and First Bank & Trust have entered into various contracts with First Banks, of which Messrs. Dierberg and Blake, are directors and executive officers and Messrs. McCarthy, Sanfilippo and Williams are executive officers, pursuant to which services are provided to us and First Bank & Trust (see "Compensation Committee Interlocks and Insider Participation" for additional information regarding contracts with First Banks).

           SUMMARY COMPENSATION TABLE FOR YEAR ENDED DECEMBER 31, 2000

                                                          Salary         Bonus      All Other Compensation
        Name and Principal Position            Year       $$ (1)          $$                $$ (2)
-------------------------------------------- --------- -------------- ------------  ----------------------

Terrance M. McCarthy                           2000       180,000       25,000               6,650
Executive Vice President;
Chairman of the Board of Directors,            1999       147,500       20,000               4,950
President and Chief Executive Officer of
First Bank & Trust                             1998       121,600       27,000               4,460

David F. Weaver                                2000       137,500       18,000               5,150
Executive Vice President;
President - Texas Region,                      1999       127,000       20,450               3,700
First Bank & Trust
                                               1998       116,200       20,000               3,400

---------------------------------
(1) The total of all other annual compensation for each of the named officers is less than the amount required to be reported, which is the lesser of (a) $50,000 or (b) ten percent (10%) of the total of the annual salary and bonus paid to that person.
(2) All other compensation reported represents matching contributions to our 401(k) Plan for the year indicated and ownership interests granted in units of Star Lane Trust, First Banks' unit investment trust that was created on January 21, 2000.

         We have omitted from this Proxy Statement tables which would disclose information regarding stock options granted during 2000, stock options exercised during 2000 and long term incentive plan awards. No options were granted to or exercised by executive officers in 2000, and we do not have a long term incentive plan.

                             STOCK PERFORMANCE GRAPH

         The following graph sets forth a comparison of the cumulative total shareholder returns of our Common Stock, the New York Stock Exchange Market Value Index and the Index of Regional Banks located in the Pacific region published by Media General Financial Services ("MGFS") for the five year period from December 31, 1995 through December 31, 2000. The securities of 90 other banks are included in the MGFS index.

         In previous years, our performance graph included a comparison with a different group of regional banks (those generally located in the Southwest region of the United States), because we originally operated in Texas. However, in light of the increasing size and importance of California in our operations (particularly since our acquisition last year of First Bank & Trust), we believe that an index composed of banks in the Pacific region is more relevant than the index previously used.

         The graph and the table which follow are based on the assumption that the value of the investment in our Common Stock and in each index was $100 at December 31, 1995 and that all dividends were reinvested (we did not pay any dividends during the period).



                            [Stock Performance Graph]




                                            12/31/95    12/31/96    12/31/97     12/31/98    12/31/99    12/31/00
                                            --------    --------    --------     --------    --------    --------

First Banks America, Inc.                    100.00       82.65      189.29       159.18      148.98      143.88

NYSE Market Value Index                      100.00      120.46      158.48       188.58      206.49      211.42

MGFS Regional Banks - Pacific Region         100.00      125.29      225.60       211.29      215.43      249.28


EMPLOYEE BENEFIT PLANS

         We maintain various employee benefit plans. Directors are not eligible to participate in such plans except the 1993 Directors' Stock Bonus Plan unless they are also employees of the Company or one of our subsidiaries. Although Messrs. Blake and Dierberg are executive officers, they are not participants in any of our employee benefit plans.

         Prior to 1995, we maintained a noncontributory defined benefit plan for eligible officers and employees (the "Pension Plan"). No additional benefits have accrued to participants since 1994. Benefits under the Pension Plan are based upon annual base salaries and years of service as of 1994 and are payable only upon retirement or disability and, in some instances, at death. We are proceeding with the dissolution of this plan in 2001.

         As of December 31, 2000, Mr. Weaver would be eligible to receive annual benefits of approximately $11,000 upon retirement at age 65.

                          COMPENSATION COMMITTEE REPORT

         The Compensation Committee of FBA is comprised of its entire Board of Directors. Four of the current directors, including Mr. Dierberg, who is Chairman of the Board, Chief Executive Officer and President, and Mr. Blake, who is Executive Vice President, Chief Operating Officer and Secretary, are affiliated with First Banks, which is compensated for their services under the provisions of a management fee agreement between FBA and First Banks. None of the current directors has ever been compensated by FBA or its subsidiaries as an executive officer.

         The Compensation Committee considers the levels and components of executive compensation relative to those generally available in its market place, to the overall long-term objectives of FBA and to the interest of its stockholders. By maintaining appropriate balance in these factors, the Compensation Committee believes that it will be most effective in attracting and retaining well-qualified executives who will be capable of contributing to the success of FBA and enhancing the value of FBA to its stockholders.

         The paramount objective of FBA is building the long-term value of the stockholders' investment, within the framework of operating its subsidiary financial institution in a safe and sound manner. This is accomplished by achieving substantial improvements and consistency in earnings, strengthening the subsidiary banking franchise, and entering into strategic, economically-viable acquisitions of other financial institutions. Consequently, the compensation of executives should be structured to attract individuals capable of contributing to the achievement of these objectives and to align the welfare of those individuals with that of the stockholders.

         The Compensation Committee periodically reviews the various components of FBA's executive compensation programs. The individual components of compensation to executives are evaluated taking into consideration the factors discussed below. However, the Compensation Committee does not give specific weights to particular factors and subjectively adjusts the compensation levels of the executive officers based, in part, on non-quantifiable considerations. The compensation adjustments, while influenced by the evaluation factors, are not determined by applying a mathematical formula to any individual performance measurements.

         Base Salary. In determining the appropriate base salaries of its executive officers, the Compensation Committee evaluates the performance of FBA, considering general business and industry conditions, among other factors, and the contributions of specific executives toward that performance. Particular measurements to which the Compensation Committee assigns significance are net income, earnings per share, expense control, net interest margin, credit quality, and regulatory exam results. The Compensation Committee also evaluates each officer's areas of responsibility and FBA's performance in those areas. Finally, FBA considers the level of compensation paid comparable executives by other financial institutions of comparable size in its market places.


         Bonus. The Compensation Committee may elect to award bonuses to selected executive officers based largely upon the same criteria as the evaluations of base salaries, emphasizing the need to maintain competitive compensation packages and the desire to recognize outstanding performance by the officers.

         Stock Option Program. The Compensation Committee recognizes that one way to align the interests of FBA's executive officers with those of its stockholders is the encouragement of ownership of FBA stock through stock options granted under its 1990 Stock Option Plan. Under this Plan, executive officers are eligible to receive stock options from time to time, giving them the right to purchase shares of common stock at a specified price in the future. Considering the number of options granted prior to 1993, the Compensation Committee has elected not to grant any additional options since that time.

         Along with the need to improve operating results, FBA evaluated its management structure, recognizing the additional management resources available from First Banks. This evaluation resulted in a realignment of FBA's executive officers; two of the three current executive officers, Messrs. Dierberg and Blake, do not receive any compensation from FBA (see "COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION").

         The Compensation Committee reviewed the performance of FBA for 2000 relative to its net income, earnings per share, external growth, business development and asset quality. Net income for the year ended December 31, 2000 was $27.8 million (as compared to $17.6 million in 1999), while diluted earnings per share totaled $2.29 (as compared to $1.44 in 1999). FBA's total assets increased to $2.74 billion at December 31, 2000 from $1.86 billion at December 31, 1999, reflecting both external growth through acquisitions and expanded business development efforts. Additionally, nonperforming assets totaled $15.7 million and $16.6 million at December 31, 2000 and 1999, respectively.

         The Compensation Committee determined that improvement had been achieved in the performance measurement areas, that significant inroads were accomplished in enhancing FBA's banking franchise and its prospects for progressive and profitable growth, and that these improvements should be recognized in terms of compensation. As a result, the Compensation Committee concluded that an increase in Mr. McCarthy's and Mr. Weaver's base compensation was warranted and that a bonus comparable to that awarded in the prior year was appropriate.

         COMPENSATION OF CHIEF EXECUTIVE OFFICER. As noted above, Mr. Dierberg, the Chief Executive Officer of FBA, does not receive any compensation from FBA or First Bank & Trust. First Banks receives fees from FBA pursuant to data processing and management fee agreements (see "COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION").

         The foregoing Report has been presented by the entire Board of Directors consisting of Messrs. Blake, Crocco, Dierberg, Lavezzo, Story and Williams and Mrs. Schepman.



                             AUDIT COMMITTEE REPORT

         The Audit Committee is responsible for oversight of our financial reporting process on behalf of the Board of Directors. Management has primary responsibility for our financial statements and financial reporting, including internal controls, subject to the oversight of the Audit Committee and the Board of Directors. In fulfilling its responsibilities, the Audit Committee reviewed the audited consolidated financial statements with management and discussed the acceptability of the accounting principles used, the reasonableness of significant judgments made and the clarity of disclosures.

         The Audit Committee reviewed with the independent auditors, who are responsible for planning and carrying out a proper audit and expressing an opinion on the conformity of our audited consolidated financial statements with accounting principles generally accepted in the United States of America, their judgments as to the acceptability of the accounting principles we use, and such other matters as are required to be discussed with the Audit Committee. In addition, the Audit Committee discussed with the independent auditors their independence from management and the Company, including the matters required by Standard No. 1 of the Independence Standards Board, and the Audit Committee considered the compatibility of nonaudit services provided by the independent auditors with the auditors' independence.

         The Audit Committee discussed with our internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K as of and for the year ended December 31, 2000, and the Board of Directors approved that recommendation. The Audit Committee also recommended, and the Board of Directors authorized, the selection of KPMG LLP ("KPMG") as our independent auditors for the year ending December 31, 2001.


    Charles A. Crocco, Jr.    Albert M. Lavezzo       Edward T. Story, Jr.
                                                   Chairman - Audit Committee


                      COMPENSATION COMMITTEE INTERLOCKS AND
                              INSIDER PARTICIPATION

         Messrs. Dierberg and Blake, who are executive officers of the Company but do not receive any compensation for their services as such, are also members of the Board of Directors of First Banks. First Banks does not have a compensation committee, but its Board of Directors performs the functions of such a committee. Except for the foregoing, none of our executive officers served during 2000 as a member of the Compensation Committee, or any other committee performing comparable functions, or as a director, of another entity any of whose executive officers or directors served on our Board of Directors or Compensation Committee.

         We purchase certain services and supplies from or through First Banks. Our financial position and operating results could significantly differ from those that would be obtained if our relationship with First Banks did not exist.

         First Banks provides management services to the Company and our subsidiaries under a management fee agreement whereby we compensate First Banks for our use of its personnel for various functions including internal audit, loan review, income tax preparation and assistance, accounting, asset/liability management and investment services, loan servicing and other management and administrative services. Fees paid under this agreement were $5.2 million, $4.4 million and $3.2 million for the years ended December 31, 2000, 1999 and 1998, respectively. We believe the fees paid for management services are at least as favorable as we could have obtained from an unaffiliated third party.

         First Services L.P., a limited partnership indirectly owned by First Banks' Chairman and his adult children, provides data processing and various related services to First Bank & Trust under the terms of data processing agreements. Fees paid under these agreements were $6.8 million, $5.3 million and $3.5 million for the years ended December 31, 2000, 1999 and 1998, respectively. We believe the fees paid for data processing services are at least as favorable as we could have obtained from an unaffiliated third party.

         First Bank & Trust had $108.2 million and $31.9 million in whole loans and loan participations outstanding at December 31, 2000 and 1999, respectively, that were purchased from First Bank, a wholly owned subsidiary of First Banks. In addition, First Bank & Trust had sold $146.1 million and $167.5 million in whole loans and loan participations to First Bank at December 31, 2000 and 1999, respectively. These loans and loan participations were acquired and sold at interest rates and terms prevailing at the dates of their purchase or sale and under standards and policies followed by our First Bank & Trust.

         We have a $100.0 million revolving note payable to First Banks, the proceeds of which are used in our acquisitions and for other corporate purposes. At December 31, 2000, the amount outstanding under our note payable was $98.0 million. There were no amounts outstanding under our note payable at December 31, 1999.


                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Based upon a review of the reports we received and the written representations from certain reporting persons that no Forms 5 were required for such persons, we believe that during the year ended December 31, 2000, all executive officers, directors and ten percent beneficial owners complied with the applicable filing requirements.


                              INDEPENDENT AUDITORS

         KPMG served as our independent public accountant for the year ended December 31, 2000 and has been selected by the Board of Directors to serve for the current year. Representatives of KPMG are expected to be present at the Annual Meeting, and they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         During 2000, KPMG served as the Company's independent auditors and provided additional services to the Company and our affiliates. The following table sets forth KPMG's fees for 2000 in connection with (1) the audit of the
Company's annual consolidated financial statements and reviews of the various consolidated financial statements included in our Quarterly Reports on Form 10-Q ("Audit Fees"); (2) consulting services relating to the design and implementation of systems that aggregate data underlying, or generate information significant to, our financial statements ("Financial Information Systems Design and Implementation Fees"); and (3) all other services, including audit-related services, rendered by KPMG ("All Other Fees").

                            Financial Information
                             Systems  Design and
       Audit Fees            Implementation Fees               All Other Fees
       ----------            -------------------               --------------

        $247,500                     $0                            $47,330

                                 OTHER BUSINESS

         Management knows of no other business to be presented at the Annual Meeting. If, however, other matters should properly be presented at the Annual Meeting or any adjournment(s) thereof, the person or persons voting the proxy will vote as in his discretion he may deem appropriate.


                              STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in our proxy statement for consideration at the Annual Meeting of Stockholders by submitting proposals to us in a timely manner. In order to be so included for the 2002 Annual Meeting of Stockholders, we must have received stockholder proposals not later than January 4, 2002, and any proposals submitted must otherwise comply with the requirements of Rule 14a-8 and with our By-laws.

                                         By Order of the Board of Directors,



                                          /s/  Allen H. Blake
                                         -----------------------------------
Clayton, Missouri                              ALLEN H. BLAKE
May 7, 2001                                    Secretary

                                   APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE
             OF THE BOARD OF DIRECTORS OF FIRST BANKS AMERICA, INC.


I.       Audit Committee Purpose

         The Audit Committee is appointed by the Board of Directors of First Banks America, Inc. (FBA) to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

          o Monitor the integrity of FBA's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

          o Monitor the independence and performance of FBA's independent auditors, the Internal Audit Department and the Internal Loan Review Department.

          o   Provide an  avenue of communication  among   the   independent
              auditors,   management,  the  Internal  Audit  Department, the
              Internal Loan Review Department and the Board of Directors.

         The Audit Committee has the authority to conduct any investigation appropriate in fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at FBA's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

II.      Audit Committee Composition and Meetings

         Audit Committee members shall meet the requirements of the New York Stock Exchange (nyse) and the FDIC Improvement Act of 1991 (FDICIA). The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

         Audit Committee members shall be appointed by the Board. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in separate executive sessions at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III.     Audit Committee Responsibilities and Duties

         The following paragraphs summarize the responsibilities and duties of the Audit Committee. The frequency and timing of these activities is outlined in the Audit Committee Meeting Agenda included in Schedule A.

         Review Procedures
         -----------------

         1.   Review  and   reassess  the  adequacy of  this  Charter  at  least
              annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

         2. Review FBA's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

         3. In consultation with management, the independent auditors and the Internal Audit Department, consider the integrity of FBA's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the Internal Audit Department and the Internal Loan Review Department together with management's responses.

         4. Review with financial management and the independent auditors FBA's quarterly financial results prior to the release of earnings and/or FBA's quarterly financial statements prior to filing or distribution. Discuss any significant changes to FBA's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

         Independent Auditors
         --------------------

         5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

         6. Approve the fees and other significant compensation to be paid to the independent auditors.

         7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with FBA that could impair the auditors' independence.

         8 Review the independent auditors' audit plan - discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

         9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

        10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

        Internal  Audit  Department, Internal Loan  Review Department, Legal and
        ------------------------------------------------------------------------
        and Regulatory Compliance
        -------------------------

        11.   Review   the   budget,   plan,   changes   in   plan,  activities,
              organizational structure and qualifications of the Internal Audit Department and the Internal Loan Review Department, as needed.

        12    Review  the  appointment,  performance  and  replacement  of   the
              Directors of the Internal Audit Department and the Internal Loan Review Department.

        13.   Review   significant   reports  prepared  by  the  Internal  Audit
              Department and the Internal Loan Review Department together with management's response and follow-up to these reports.

        14. On at least an annual basis, review with FBA's counsel, any legal matters that could have a significant impact on the organization's financial statements, FBA's compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

        Other Audit Committee Responsibilities
        --------------------------------------

        15.   Annually   prepare  a  report  to  shareholders as required by the
              Securities  and   Exchange   Commission.   The  report  should  be
              included in FBA's annual proxy statement.

        16. Perform any other activities consistent with this Charter, FBA's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

        17. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                   Schedule A - Audit Committee Meeting Agenda

                                                                         --------------------------------------------
                                                                                     Scheduled Meetings
                                                                         --------------------------------------------
                                                                         --------------------------------------------
                                                                           April      July      October    January
                                                                         --------------------------------------------

I. Audit Committee Purpose
                                                                         --------------------------------------------
Conduct special investigations                                               *          *          *          *
                                                                         --------------------------------------------

II. Audit Committee Composition and Meetings
                                                                         --------------------------------------------
Assess independence and financial literacy of audit committee                           X
                                                                         --------------------------------------------
Establish number of meetings                                                            X
                                                                         --------------------------------------------
Audit Committee Chair to establish meeting agenda                            X          X          X          X
                                                                         --------------------------------------------
Enhance financial literacy - update on current financial events              X          X          X          X
                                                                         --------------------------------------------
Executive session with auditors, internal audit and management               X          X          X          X
                                                                         --------------------------------------------

III. Audit Committee Responsibilities and Duties
                                                                         --------------------------------------------
1a.  Review charter, publish in proxy                                                                         X
                                                                         --------------------------------------------
1b.  Publish charter in proxy                                                X
                                                                         --------------------------------------------
2.   Review annual financial statements-discuss with mgmt, auditors (1)      X
                                                                         --------------------------------------------
3.   Consider internal controls and financial risks                          X                     X
                                                                         --------------------------------------------
4.   Review quarterly results and findings                                   X          X          X          X
                                                                         --------------------------------------------
5.   Recommend appointment of independent auditors                           X
                                                                         --------------------------------------------
6.   Approve audit fees                                                                 X
                                                                         --------------------------------------------
7.   Discuss auditor independence                                            X
                                                                         --------------------------------------------
8.   Review independent auditor plan                                                    X
                                                                         --------------------------------------------
9.   Discuss year-end results, SAS 61 report (1)                             X
                                                                         --------------------------------------------
10. Discuss quality of accounting principles                                 *          *          *          X
                                                                         --------------------------------------------
11. Review internal audit plan                                                                                X
                                                                         --------------------------------------------
12. Review appointment, performance of internal audit and internal loan                                       X
     review directors
                                                                         --------------------------------------------
13. Review significant internal audit and loan review reports                *          *          *          *
                                                                         --------------------------------------------
14. Review legal matters with counsel                                                   *                     X
                                                                         --------------------------------------------
15. Prepare report to shareholders                                           X
                                                                         --------------------------------------------
16. Perform other activities as appropriate                                  *          *          *          *
                                                                         --------------------------------------------
17. Maintain minutes and report to Board                                     X          X          X          X
                                                                         --------------------------------------------
18. Written affirmation of Compliance to the NYSE (2)
                                                                         --------------------------------------------

X    = Recommended Timing
*    = As Needed




(1) Given the timing of the year-end audit, testwork on the consolidated financial statements is finalized in March. To comply with the audit committee requirements, a special audit committee meeting will be held with the independent auditors, internal audit and management to review the annual financial statements and discuss year-end audit results in March prior to filing.
(2)  Dates to be determined by the NYSE.

 .
                                                              Please mark
                                                             your votes as
                                                             indicated in    |X|
                                                             this example

1.    Election of Directors

       FOR all nominees                          WITHHOLD
         listed below                            AUTHORITY
      (except as marked                  to vote for all nominees
       to the contrary)                        listed below

              |_|                                   |_|

NOMINEES: Allen H. Blake,  Charles A. Crocco, Jr., James F. Dierberg,  Albert M.
          Lavezzo, Ellen D. Schepman, Edward T. Story, Jr., Donald W. Williams

INSTRUCTION: To  withhold  authority  to  vote for any individual nominee, write that nominee's name below.

--------------------------------------------------------------------------------

2. In their discretion, upon any other matters which may properly come before the meeting or any adjournments thereof, hereby revoking any proxy heretofore given by the undersigned for such meeting.

The proxy when properly executed will be voted as specified herein. If no specification is made with respect to any particular proposal, it is the intention of the proxies to vote FOR each of the proposals.

Dated                                  , 2001
      ---------------------------------


---------------------------------------------
                  Signature

---------------------------------------------
         Signature if owned jointly

--------------------------------------------------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                      PROXY

                            FIRST BANKS AMERICA, INC.

                  Annual Meeting of Stockholders - May 30, 2001

The undersigned hereby appoints Allen H. Blake and Donald W. Williams, and each of them, with full power of substitution, the attorney and proxy of the undersigned to attend the Annual Meeting of Stockholders of First Banks America, Inc. to be held in Clayton, Missouri on May 30, 2001, at 4:00 p.m. local time and at any adjournment thereof, and to vote the stock of the undersigned with all powers the undersigned would possess if present upon the following matters and upon any other business that may properly come before the meeting or any adjournment thereof.

This proxy when properly executed will be voted as specified herein. If no specification is made with respect to any particular proposal, it is the intention of the proxies to vote FOR each of the proposals.

                                SEE REVERSE SIDE

--------------------------------------------------------------------------------

        You can now access your First Banks America, Inc. account online.

  Access your First Banks America, Inc. stockholder account online via Investor
                            ServiceDirect(SM) (ISD).

Mellon Investor Services LLC, agent for First Banks America, Inc., now makes it easy and convenient to get current information on your stockholder account. After a simple and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

o View account status
o View certificate history
o View book-entry information
o View payment history for dividends
o Make address changes
o Obtain a duplicate 1099 tax form
o Establish/change your PIN

              Visit us on the web at http://www.mellon-investor.com
                 and follow the instructions shown on this page.

Step 1: FIRST TIME USERS - Establish a PIN

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

 Investor ServiceDirect(SM) is currently only available for domestic individual and joint accounts.

o SSN
o PIN
o Then click on the Establish PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.

Step 2: Log in for Account Access

You are now ready to log in. To access your account please enter your:

o SSN
o PIN
o Then click on the Submit button

If you have more than one account, you will now be asked to select the appropriate account.

Step 3: Account Status Screen

You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

o Certificate History
o Book-Entry Information
o Issue Certificate
o Payment History
o Address Change
o Duplicate 1099

              For Technical Assistance Call 1-877-978-7778 between
                       9am-7pm Monday-Friday Eastern Time